(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
15.	(LOSS) EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted (loss) earnings per ordinary share for the years ended December 31, 2022, 2021 and 2020, respectively:

	For the Years Ended December 31,
	2022	2021	2020
Net (Loss) Income Attributable to Zhongchao Inc.’s shareholders	$(2,940,891)	$238,665	$4,458,380

Weighted average number of ordinary share outstanding
Basic and Diluted	25,997,757	24,938,513	24,425,637

(Loss) Earnings per share
Basic and Diluted	$(0.113)	$0.010	$0.183

On August 14, 2019, Zhongchao Cayman completed a reorganization of entities under common control of its then existing shareholders, who collectively owned a majority of the equity interests of Zhongchao Cayman prior to the reorganization. All references to numbers of common shares and per-share data in the consolidated financial statements have been adjusted to reflect such issuance of shares on a retrospective basis. In addition, the contingently issuable ordinary shares of 1,350,068 shares of Class A ordinary share underlying the warrant (Note 1) issued to one existing shareholder of Zhongchao Shanghai is included in calculation of basic and diluted weighted average number of ordinary share outstanding, as the Company does not expect any circumstances under which those shares would not be issued.

Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted (loss) earnings per share. For the years ended December 31, 2022, 2021 and 2020, the Company had no dilutive shares.